POWERS OF ATTORNEY

The undersigned Trustees, on behalf of the Registered Investment Company listed below, each constitute and appoint Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, to execute for each undersigned Trustee, and in the name, place, and stead of such undersigned Trustee, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in the name of and on behalf of each undersigned Trustee, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Trustee might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® CBRE Global
Real Estate Portfolio with and into VY® CBRE
Real Estate Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of November 13, 2025 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/ Joseph E. Obermeyer
Colleen D. Baldwin	Joseph E. Obermeyer
Trustee	Trustee
/s/ John V. Boyer	/s/ Sheryl K. Pressler
John V. Boyer	Sheryl K. Pressler
Trustee	Trustee
/s/ Martin J. Gavin	/s/ Christopher P. Sullivan
Martin J. Gavin	Christopher P. Sullivan
Trustee	Trustee
/s/ Jody T. Foster	/s/ Dennis Johnson
Jody T. Foster	Dennis Johnson
Trustee	Trustee
/s/ Mark R. Wetzel
Mark R. Wetzel
Trustee

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® CBRE Global
Real Estate Portfolio with and into VY® CBRE
Real Estate Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 13, 2025, and shall be deemed an original.

/s/ Christian G. Wilson
Christian G. Wilson
Interested Trustee, President and Chief/Principal Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Joanne Osberg, individually, the true and lawful attorney-in-fact and agent, with full power to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact, individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® CBRE Global
Real Estate Portfolio with and into VY® CBRE
Real Estate Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 13, 2025, and shall be deemed an original.

/s/ Todd Modic Todd Modic

Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Todd Modic and Joanne Osberg each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® CBRE Global
Real Estate Portfolio with and into VY® CBRE
Real Estate Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 13, 2025, and shall be deemed an original.

/s/Fred Bedoya Fred Bedoya

Vice President, Principal Accounting Officer, and Treasurer